UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                  March 2, 2004


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





 0-19118                                                74-2584033
(Commission File Number)               (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788


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Item 9. REGULATION FD DISCLOSURE

See attached Press Release



The following exhibits are filed as part of this report:

NUMBER                                                 DOCUMENT

99.1                                       Press release dated March 2, 2004




                                                              SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ABRAXAS PETROLEUM CORPORATION



                            By:      __/s/Chris Williford__________
                                     Chris Williford
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer


Dated:    March 2, 2004



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